                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


                        Date of Report (Date of earliest
                        event reported):  June 13, 1997
                                          -------------


                          Fruehauf Trailer Corporation
                     --------------------------------------
             (Exact name of registrant as specified in its charter)


   Delaware                         1-10772                     38-2863240
---------------                   ------------              -------------------
(State or other                   (Commission                (I.R.S. Employer
jurisdiction of                   File Number)              Identification No.)
incorporation)

             1111 Bayside Dr., Suite 160, Corona Del Mar, CA 92625
             -----------------------------------------------------
             (Address of principal executive offices)   (Zip Code)


Registrant's telephone number, including area code:  (714) 644-9665
                                                     --------------


                        Exhibit Index Appears on Page 4

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Item 5. Other Events.

        Fruehauf Trailer Corporation, a Delaware corporation (the "Corporation"), and certain of its subsidiaries filed a voluntary petition with the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court") under Chapter 11 of the United States Bankruptcy Code (the "Code"), Case Number 96-1563 (PJW), on October 7, 1996. The Corporation is required to file Monthly Operating Reports with the Bankruptcy Court and the United States Trustee for the district of Delaware pursuant to Bankruptcy Rule 2015 and the United States Trustee's Operating Guidelines and Reporting Requirements for Chapter 11 cases. In connection therewith, and as previously disclosed by the Corporation in its press release dated March 31, 1997 (filed under Form 8-K on April 14, 1997), attached hereto as exhibit 99 is the Monthly Operating Report of the Corporation for the month ending April 1997, filed with the Bankruptcy Court on June 13, 1997.

Item 7. Financial Statements, Pro Forma Financial
        Information and Exhibits.
        -----------------------------------------

        (c)     Exhibits.

        99.1 Monthly Operating Report of the Corporation for the month of April 1997.

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                                   SIGNATURE
                                   ---------

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        FRUEHAUF TRAILER CORPORATION


 Date:  June 27, 1997                   By:  /s/ James Wong
                                             -------------------------
                                             James Wong
                                             Chief Financial Officer
                                             (Duly Authorized Officer)
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                                 EXHIBIT INDEX
                                 -------------


                                                        Pagination by
                                                          Sequential
                                                          Numbering
Exhibit         Description of Exhibit                      System
-------         ----------------------                  --------------


99.1            Monthly Operating Report                     5
                of the Corporation for
                April 1997